UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2003

Tularik Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28347	94-3248800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 Veterans Boulevard, South San Francisco CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 825-7000

(Former name or former address, if changed since last report)

Item 5. Other Events.

On September 21, 2001, the Securities and Exchange Commission declared effective Tularik Inc.’s shelf registration statement on Form S-3 (No. 333-67366), which registered securities of Tularik with an aggregate offering price of $250,000,000 (the “Registration Statement”). Attached as Exhibit 23.1 is the consent of PricewaterhouseCoopers LLP to its reference under the heading “Experts” in a prospectus supplement under the Registration Statement.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2003

TULARIK INC.

/s/ William J. Rieflin

William J. Rieflin Executive Vice President, Administration Acting Chief Financial Officer

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EXHIBIT INDEX

Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

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